UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

OptimizeRx Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-651-6568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2021, at the OptimizeRx Corporation (the “Company”) 2021 Annual Meeting of Stockholders, stockholders approved the OptimizeRx Corporation 2021 Equity Incentive Plan (the “2021 Plan”). A summary of the material terms of the 2021 Plan is incorporated herein by reference from pages 30-37 of the Company’s proxy statement for the 2021 Annual Meeting of Stockholders, as filed with the SEC on July 8, 2021 (the “2021 Proxy Statement”). The summary of the 2021 Plan included in the 2021 Proxy Statement is not intended to be complete and is qualified in its entirety by reference to the 2021 Plan. The 2021 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On August 24, 2021, the Compensation Committee of the Board of Directors of the Company approved forms of award agreements to be used for the grant of stock options and restricted stock units to directors and executive officers under the 2021 Plan (the “Award Agreements”). The Award Agreements were adopted in order to facilitate the Company’s grant of equity awards with a variety of terms and vesting criteria as permitted by the 2021 Plan. The forms of Award Agreements are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5.

The forms of Award Agreements include provisions that provide the following:

●	The exercise price of an option may be paid in any combination of: cash; check; by the delivery of shares of common stock then owned by the optionee (or by attestation of such ownership); or via cashless exercise.

●	If a participant’s employment is terminated (other than as a result of an involuntary termination of employment or death or disability within twenty-four (24) months after a change in control), outstanding vested and unvested awards will be subject to the following treatment:

Reason for Termination	Effect on Awards

Death or Disability	●	Unvested, unearned or unexercisable awards will be forfeited.

	●	Exercisable stock options will be exercisable for one year unless the award has an earlier expiration date.

For Cause Termination	●	All outstanding awards, whether or not vested, earned or exercisable, will be forfeited.

Retirement	●	Unvested, unearned or unexercisable awards will be forfeited.

	●	Exercisable nonqualified stock options will be exercisable for one year unless the award has an earlier expiration date and exercisable incentive stock options will be exercisable for a three month period unless the award has an earlier expiration date.

Other Termination Events	●	Unvested, unearned or unexercisable awards will be forfeited.

	●	Exercisable stock options will be exercisable for a three month period unless the award has an earlier expiration date.

If a participant dies after his or her termination of employment but while a stock option is otherwise exercisable, the portion of the stock option that is vested and exercisable on the date of such termination of employment will expire upon the earlier to occur of the expiration date of the stock option and the one-year anniversary of the date of death.

●	Except as otherwise set forth in an employment, consulting or similar agreement, the change in control provisions set forth in the 2021 Plan will govern the treatment of each option and restricted stock unit in the event of a change in control.

●	Cash dividends on shares of common stock underlying restricted stock units will accrue and be paid if and when the restricted stock units vest.

●	The forms of option award agreement and restricted stock unit award agreement that include performance-based vesting conditions set forth a list of performance criteria that may be utilized by the Compensation Committee in connection with issuing performance-based awards.

The foregoing is only a summary of certain terms and conditions of the Award Agreements and is qualified in its entirety by reference to such forms, copies of which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2021 Annual Meeting of Stockholders (“Annual Meeting”) was held on August 19, 2021. During the Annual Meeting, stockholders were asked to consider and vote upon five proposals: (1) to elect six directors, each to serve for a term that expires at the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve, on an advisory basis, the frequency of the advisory vote on named executive officer compensation; (4) to approve the OptimizeRx Corporation 2021 Equity Incentive Plan; and (5) to ratify UHY LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

On the record date of June 24, 2021, there were 17,468,273 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the stockholder voting were as follows:

1.	The following nominees were each elected to serve as director for a term that expires at the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William J. Febbo	11,406,983	35,165	1,949,137
Gus D. Halas	6,838,956	4,603,192	1,949,137
Lynn O’Connor Vos	7,374,009	4,068,139	1,949,137
James Lang	7,648,823	3,793,325	1,949,137
Patrick Spangler	10,721,396	720,752	1,949,137
Gregory D. Wasson	11,351,422	90,726	1,949,137

2.	The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
9,935,017	877,491	629,640	1,949,137

3.	The proposal on the frequency of future advisory votes on executive compensation received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,327,564	54,741	54,164	5,679	1,949,137

Consistent with the voting results and the Board’s recommendation, the Company has determined to conduct an advisory vote on executive compensation every year until the Company is required to hold another advisory vote on the frequency of the advisory vote on executive compensation.

4.	The OptimizeRx Corporation 2021 Equity Incentive Plan was approved based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
7,544,689	3,847,015	50,444	1,949,137

5.	UHY LLP was ratified as the Company’s independent registered public accounting firm for the 2021 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
13,341,280	39,885	10,120

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

10.1	OptimizeRx 2021 Equity Incentive Plan

10.2	Form of Stock Option Award for grants under the OptimizeRx Corporation 2021 Equity Incentive Plan

10.3	Form of Performance Stock Option Award for grants under the OptimizeRx Corporation 2021 Equity Incentive Plan

10.4	Form of Restricted Stock Unit Award for grants under the OptimizeRx Corporation 2021 Equity Incentive Plan

10.5	Form of Performance Restricted Stock Unit Award for grants under the OptimizeRx Corporation 2021 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: August 25, 2021	By:	/s/ Doug Baker
	Name:	Doug Baker
	Title:	Chief Financial Officer

4